SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                            C U R R E N T   R E P O R T

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                                   April 23, 1996
                 Date of Report (Date Of Earliest Event Reported)

                                   ONBANCorp, Inc.
                 (Exact Name Of Registrant As Specified In Its Charter)

                                      Delaware
                   (State Or Other Jurisdiction Of Incorporation)

                  000-18011                           16-1345830
          (Commission File Number)                (IRS Employer Identifi-
                                                    cation No.)

                           101 South Salina Street
                         Syracuse, New York   13202
         (Address Of Principal Executive Offices)  (Zip Code)

                                 (315) 424-4400
                (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
           (Former Name Or Former Address, If Changed Since Last Report)

     ITEM 5.  OTHER EVENTS.

               On April 23, 1996, ONBANCorp, Inc. (the "Company") held its 1996 Annual Meeting of Shareholders (the "Meeting").

               The eight items to be voted on by the shareholders included the election of five nominees of the Board of Directors to serve as members of the Board for three-year terms expiring at the 1999 Annual Meeting of the Shareholders of the Company ("Proposal 1"); the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1996 ("Proposal 2"); a shareholder proposal regarding business combinations with certain interested stockholders ("Proposal 3"); a shareholder proposal to amend the Company's By-Laws to decrease the percentage of shareholders necessary to call a special meeting ("Proposal 4"); a shareholder proposal regarding the procedures governing the election and removal of directors ("Proposal 5"); a shareholder proposal regarding the Board of Directors' consideration of various factors in certain sale of control transactions ("Proposal 6"); a shareholder proposal requesting that the Board of Directors take steps to cause a sale or merger of the Company ("Proposal 7"); and a shareholder proposal regarding the implementation of cumulative voting in the election of Directors of the Company ("Proposal 8").

               Proposals 1, 2 and 7 were formally presented at the Meeting and the Company officially recognizes the following results of the voting on those Proposals, as certified by the Inspectors of Election:

     PROPOSAL 1:  ELECTION OF DIRECTORS

     Name                        FOR              WITHHOLD

     William F. Allyn         10,949,802          1,622,583

     Chester D. Amond         10,951,931          1,620,455

     Russell A. King          10,954,970          1,617,416

     J. Kemper Matt           10,951,537          1,620,849

     Peter O'Donnell          10,952,604          1,619,782

     The terms of office of the following persons continued after the
     Meeting:  Robert J. Bennett, William J. Donlon, Henry G.
     Lavarnway, Jr., John D. Marsellus, Peter J. Meier, T. David
     Stapleton, Jr., William J. Umphred, Sr., Thomas H. van Arsdale, John L. Vensel and Joseph N. Walsh, Jr.

     PROPOSAL 2:    RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The appointment of KPMG Peat Marwick LLP as independent auditors to the Company was approved by the shareholders of the Company.

                                                       BROKER
         FOR             AGAINST        ABSTAIN        NON-VOTES
     11,786,119          744,090        42,172            6

     PROPOSAL 7:    SHAREHOLDER PROPOSAL REGARDING SALE OR MERGER OF COMPANY

     The shareholders of the Company rejected Proposal 7.

                                                       BROKER
         FOR             AGAINST        ABSTAIN        NON-VOTES
      3,487,392        6,386,912       293,085         2,404,998

               None of the proponents or their authorized representa-tives of Proposals 3, 4, 5, 6 and 8 presented such proposals for action at the Meeting and, accordingly, the Company has deemed such proposals not properly presented and therefore does not recognize any vote thereon. However, the voting results with respect to such proposals, as tallied by the Inspectors of Election, are as follows:

     PROPOSAL 3:    SHAREHOLDER PROPOSAL ON INTERESTED STOCKHOLDER
                    BUSINESS COMBINATIONS

                                                  BROKER
     FOR            AGAINST        ABSTAIN        NON-VOTES
     5,210,237      4,821,460      137,180        2,403,510

     PROPOSAL 4:    SHAREHOLDER PROPOSAL ON SHAREHOLDERS ABILITY TO
                    CALL A SPECIAL MEETING

                                                  BROKER
     FOR            AGAINST        ABSTAIN        NON-VOTES
     5,345,742      4,696,781      124,456        2,405,408

     PROPOSAL 5:    SHAREHOLDER PROPOSAL ON ELECTION AND REMOVAL OF DIRECTORS

                                                  BROKER
     FOR            AGAINST        ABSTAIN        NON-VOTES
     5,566,924      4,468,618      133,337        2,403,508

     PROPOSAL 6:    SHAREHOLDER PROPOSAL ON CONSIDERATION OF NON-PRICE
                    FACTORS IN SALE OF CONTROL TRANSACTIONS

                                                  BROKER
     FOR            AGAINST        ABSTAIN        NON-VOTES
     3,709,192      6,199,048      259,140        2,405,007

     PROPOSAL 8:    SHAREHOLDER PROPOSAL TO ESTABLISH CUMULATIVE  VOTING

                                                  BROKER
     FOR            AGAINST        ABSTAIN        NON-VOTES
     4,458,443      5,528,386      182,050        2,403,508


                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

     Dated:  May 3, 1996

                              ONBANCORP, INC.

                              By:   /s/ Robert J. Berger
                                    __________________________________
                              Name:     Robert J. Berger
                              Title:    Senior Vice President, Treasurer
                                        and Chief Financial Officer